Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:
1. The Quarterly Report of Monro Muffler Brake, Inc. (“Monro”) on Form 10-Q for the period ended December 26, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monro.

/s/ Robert G. Gross Robert G. Gross	Dated: February 4, 2010
Chief Executive Officer and Chairman of the Board

/s/ Catherine D’Amico	Dated: February 4, 2010

Catherine D’Amico
Executive Vice President — Finance and
Chief Financial Officer